Introduction, basis of presentation of the consolidated financial statements (consolidated annual accounts) and other information	12 Months Ended
Dec. 31, 2019
Disclosure of reclassifications or changes in presentation [abstract]
Introduction, basis of presentation of the consolidated financial statements (consolidated annual accounts) and other information
Introduction, basis of presentation of the consolidated financial statements (consolidated annual accounts) and other information
a) Introduction
Banco Santander, S.A. (“the Bank” or “Banco Santander”) is a private-law entity subject to the rules and regulations applicable to banks operating in Spain. The Bylaws and other public information on the Bank can be consulted at its registered office at Paseo de Pereda 9-12, Santander.
In addition to the operations carried on directly by it, the Bank is the head of a group of subsidiaries that engage in various business activities and which compose, together with it, Santander Group (“the Group”). Therefore, the Bank is obliged to prepare, in addition to its own separate financial statements, the Group's consolidated financial statements, which also include the interests in joint ventures and investments in associates.
At 31 December 2019, the Group consisted of 685 subsidiaries of Banco Santander, S.A. In addition, other 169 companies are associates of the Group, joint ventures or companies of which the Group holds more than 5% (excluding the Group companies of negligible interest with respect to the fair presentation that the annual accounts must express).
b) Basis of presentation of the consolidated financial statements (consolidated annual accounts)
Under Regulation (EC) no. 1606/2002 of the European Parliament and of the Council of July 19, 2002 all companies governed by the law of an EU Member State and whose securities are admitted to trading on a regulated market of any Member State must prepare their consolidated financial statements for the years beginning on or after 1 January, 2005 in conformity with the International Financial Reporting Standards (“IFRSs”) previously adopted by the European Union (“EU-IFRSs”).
In order to adapt the accounting system of Spanish credit institutions to the new standards, the Bank of Spain issued Circular 4/2004, of 22 December on Public and Confidential Financial Reporting Rules and Formats, which was repealed on 1 January 2018 by the Circular 4/2017 issued by the Bank of Spain on 27 November 2017 and subsequent modifications.
The Group's consolidated financial statements for 2019 were authorised by the Bank's directors (at the board meeting on 27 February 2020) in accordance with International Financial Reporting Standards as adopted by the European Union and with Bank of Spain Circular 4/2017 and subsequent modifications, and Spanish corporate and commercial law applicable to the Group, using the basis of consolidation, accounting policies and measurement bases set forth in Note 2, accordingly, they present fairly the Group's equity and financial position at 31 December 2019, 2018 and 2017 and the consolidated results of its operations and the consolidated cash flows in 2019, 2018 and 2017. These consolidated financial statements were prepared from the accounting records kept by the Bank and by the other Group entities, and include the adjustments and reclassifications required to unify the accounting policies and measurement bases applied by the Group. The consolidated financial statements are also in compliance with IFRS as issued by the International Accounting Standards Board (“IFRS - IASB” and together with IFRS adopted by the European Union, “IFRS”).
The notes to the consolidated financial statements contain additional information to that presented in the consolidated balance sheet, consolidated income statement, consolidated statement of recognised income and expense, consolidated statement of changes in total equity and consolidated statement of cash flows. The notes provide, in a clear, relevant, reliable and comparable manner, narrative descriptions and breakdowns of these statements.
Adoption of new standards and interpretations issued
The following modifications came into force and were adopted by the European Union in 2019:

•	IFRS 16 Leases
On 1 January 2019, IFRS 16 Leases became effective. IFRS 16 establishes the principles for the recognition, measurement, presentation and breakdown of lease contracts, with the objective of ensuring reporting information that faithfully represents the lease transactions. The Group has adopted the standard, using the modified retrospective approach from 1 January 2019, not restating the comparative financial statements for 2018, as permitted under the specific transitional provisions of the standard.
The adoption of IFRS 16 has led to changes in the Group's accounting policies for the recognition, measurement, presentation and breakdown of lease contracts.
The main aspects contained in the new regulations and the breakdowns relating to the impact of the adoption of IFRS 16 in the Group are included below:
a) Lease accounting policy
Since 1 January 2019, when the Group acts as lessee, it recognises a right-of-use asset representing its right to use the underlying leased asset with a corresponding lease liability on the date on which the leased asset is available for use by the Group. Each lease payment is allocated between the liability and the finance charge. The finance charge is allocated to the income statement during the term of the lease in such a way as to produce a constant periodic interest rate on the remaining balance of the liability for each year. The right-of-use asset is depreciated over the useful life of the asset or the lease term, whichever is shorter, on a straight-line basis. If the Group is reasonably certain to exercise a purchase option, the right-of-use asset is amortized over the useful life of the underlying asset.
Assets and liabilities arising from a lease are initially measured at present value. Lease liabilities include the net present value of the following lease payments:
- Fixed payments (including inflation-linked payments), less any lease incentive receivable,
- Variable lease payments that depend on an index or rate,
- The amounts expected to be paid by the lessee under residual value guarantees,
- The exercise price of a purchase option if the lessee is reasonably certain that it will exercise that option, and
- Lease termination penalty payments, if the term of the lease reflects the lessee's exercise of that option.
Lease payments are discounted using the interest rate implicit in the lease. Given in certain situations this interest rate cannot be obtained, the discount rate used in this cases, is the lessee's incremental borrowing rate at the related date. For this purpose, the entity has calculated this incremental borrowing rate taking as reference the listed debt instruments issued by the Group; in this regard, the Group has estimated different interest rate curves depending on the currency and economic environment in which the contracts are located.
In order to construct the incremental borrowing rate, a methodology has been developed at the corporate level. This methodology is based on the need for each Entity to consider its economic and financial situation, for which the following factors must be considered:
- Economic and political situation (country risk).
- Credit risk of the company.
- Monetary policy.
- Volume and seniority of the company’s debt instrument issues.
The incremental borrowing rate is defined as the interest rate that a lessee would have to pay for borrowing, given a similar period to the duration of the lease and with similar security, the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment. The Group Entities have a wide stock and variety of financing instruments issued in different currencies to that of the euro (pound, dollar, etc.) that provide sufficient information to be able to determine an "all in rate" (reference rate plus adjustment for credit spread at different terms and in different currencies). In circumstances, where the leasing company has its own financing, this has been used as the starting point for determining the incremental borrowing rate. On the other hand, for those Group entities that do not have their own financing, the information from the financing of the consolidated subgroup to which they belong was used as the starting point for estimating the entity's curve, analysing other factors to assess whether it is necessary to make any type of negative or positive adjustment to the initially estimated credit spread.
Right-of-use assets are valued at cost which includes the following:
- The amount of the initial measurement of the lease liability,
- Any lease payment made at or before the commencement date less any lease incentive received,
- Any initial direct costs, and
- Restoration costs.
The Group recognises the payments associated with short-term leases and leases of low-value assets on a straight-line basis as an expense in the income statement. Short-term leases are leases with a lease term less than or equal to 12 months (a lease that contains a purchase option is not a short term lease).
b) Recognised effects on the adoption of the standard
With the adoption of IFRS 16, the Group recognised lease liabilities in relation to leases previously classified as "operating leases" under the principles of IAS 17 Leases in force at 31 December 2018. These liabilities were measured at the present value of the remaining lease payments, discounted using the lessee's incremental borrowing rate at 1 January 2019. At the date of first application, the weighted average discount rate was 4.5%, mainly due to the contribution of rented properties in Spain.
For leases previously classified as finance leases, the Group recognised the carrying amount of the lease asset and lease liability immediately before transition as the carrying amount of the right-of-use asset and lease liability on the initial effective date. The measurement principles in IFRS 16 apply only after that date.
The Group has considered the practical expedients defined in paragraph C10 of the standard in the application of the modified retrospective method. Such application was made on a contract-by-contract basis, and not on a generalised basis.
A reconciliation between the operating lease commitments at 31 December 2018 and the lease liability recognised at 1 January 2019 is detailed below:

Million euros
Operating lease commitments at 31 December 2018	8,699
Amount of operating lease commitments discounted by the Group rate	6,550
(+) Liabilities under finance leases at 31 December 2018	96
(-) Short-term leases recognised as expenses on a straight-line basis	(20)
(-) Low-value leases recognised as expenses on a straight-line basis	(2)
(-) Contracts revalued as service contracts	—
(+)/(-) Adjustments resulting from different treatment of extension and termination options	556
(+)/(-) Adjustments related to changes in the index or rate affecting variable payments	—
Lease liability at 1 January 2019	7,180

As a result of the adoption of IFRS 16, the impact of the first application recorded by the Group corresponds, mainly, to the recognition of right-of-use for an amount of EUR 6,693 million, financial liabilities for an amount of EUR 7,084 million and a negative impact on the Group's equity of EUR 391 million. The impact of the first application of IFRS 16 on the ordinary capital ratio (Common Equity Tier 1 - CET 1) was -20 b.p.

•
IBOR (Interest Borrowing Offering Rate) Reform on Reference Interest Rates (Amendments to IFRS 9, IAS 39 and IFRS 7) - The Group applies IAS 39 for hedge accounting and, therefore, the amendments to IFRS 9 referred to in this section are not applicable to it. The contractual cash flows of the accounting hedges, both of the hedged items and of the hedging instruments, which are based on a reference interest rate that currently exists, will be modified by the substitution of said rate by an alternative interest rate or modification of its calculation methodology, in order to adapt it to the new regulatory requirements. The amendments to the standard permit the temporary application of certain exceptions to compliance with hedge accounting requirements that may be directly affected by the IBOR reform, specifically requirements regarding highly probable future transactions in cash flow hedges, prospective and retrospective effectiveness (exemption from compliance with the 80-125% effectiveness ratio) and the need to identify the risk component separately. These exemptions are no longer applicable when:

- uncertainty regarding the timing and amount of cash flows based on the benchmark is no longer present, or
- the coverage relationship is interrupted.
The amendments to IAS 39 will apply to all hedging relationships directly affected by uncertainties related to the IBOR reform for annual periods beginning on or after 1 January 2020, with the possibility of early application. In this regard, following their entry into force for use in the European Union, the Group has chosen to apply the amendments to IAS 39 and IFRS 7 in the preparation of the financial statements for the year ended 31 December 2019.
The exceptions given by the amendments to IAS 39 mean that the IBOR reform had no impact on the hedging relationships affected in the year ended 31 December 2019. The main assumptions or judgements made by the Group in applying the amendments to IAS 39 are detailed below:

–
For cash flow hedges, the Group has assumed that the cash flows covered (which are based on the benchmark index) are not modified as a result of the aforementioned reform, and therefore continue to comply with the highly probable future transaction requirement.

–
To determine the prospective effectiveness of hedges, the Group has assessed that the economic relationship between the hedged item and the hedging instrument continues to exist since the interest rate benchmark on which the hedged item and the hedging instrument are based is not changed as a result of the IBOR reform.

Subsequently, the nominal amount of the hedging instruments corresponding to the hedging relationships directly affected by uncertainties related to the IBOR reform is shown:

Million euros
	2019
	GBP LIBOR	USD LIBOR	Others	Total
Total hedging instruments affected
Cash flow hedges	28,077	21,894	2,213	52,184
Fair value hedges	64,629	15,758	3,248	83,635
	92,706	37,652	5,461	135,819
With maturity after the transition date
Cash flow hedges	15,692	7,421	1,863	24,975
Fair value hedges	53,180	11,467	2,849	67,497
	68,872	18,888	4,712	92,472

In order to manage the transition process to the new reference rates, the Group has established a global corporate project to identify the risks and challenges arising from this reform, with the involvement of senior management, and which extends to all the affected geographies and businesses. In addition, Santander is continuously monitoring all regulatory and market developments and is actively participating in the discussion forums created by the various public authorities in order to support an orderly transition to the new interest rates.

•
IFRIC 23: Uncertainty about the treatment of income tax - applies to the determination of taxable profit or loss, tax bases, unused tax loss carry forwards, unused tax credits and tax rates when there is uncertainty about the treatment of taxes under IAS 12.

•
Amendment to IFRS 9 Financial Instruments: prepayment features with negative compensation - allows entities to measure certain financial assets prepayable with a negative offset at amortised cost. These assets, which include some loans and debt securities, would have had to be measured at fair value through profit or loss.

In order to apply measurement at amortised cost, the negative offset must be 'reasonable compensation for early termination of the contract' and the asset must be maintained within a 'held-to-collect' business model.

•
Amendment to IAS 28 Investments in associates and joint ventures - the amendments clarify the accounting for long-term interests in an associate or joint venture, which are essentially part of the net investment in the associate or joint venture, but to which equity accounting is not applied. Entities must account for such interest under IFRS 9 Financial Instruments before applying the allocation of losses and IAS 28 impairment requirements in Investments in associates and joint ventures.

•	Amendment to IAS 19 Employee Benefits - clarifies the accounting of the amendments, reductions and settlements on defined benefit plans.

•	Amendment to IFRS 2015-2017 introduces minor amendments to IFRS 3, IFRS 11, IAS 12 and IAS 23:
- IFRS 3, Business Combinations - clarifies that obtaining control of a business that is a joint venture is a business combination achieved in stages.
- IFRS 11 Joint Arrangements - clarifies that the party that obtains joint control of a business that is a joint venture should not reassess its previous interest in the joint venture.
- IAS 12 Income Taxes - clarifies that the income tax consequences of dividends on financial instruments classified as equity should be recognised according to where the past transactions or events that generated distributable profits were recognised.
- IAS 23 Borrowing Costs - clarifies that if a specific loan remains outstanding after the related qualifying asset is ready for sale or intended use, it becomes part of generic loans.
The application of the aforementioned amendments to accounting standards and interpretations did not have any material effects on the Group's consolidated financial statements.
At the date of formulation of these consolidated annual accounts, the following amendments with an effective date subsequent to 31 December 2019 were in force:

•
Modification of IFRS conceptual framework: The IFRS Framework, which sets out the fundamental concepts of financial reporting, is amended. The revised Framework includes: a new chapter about measurement; guidance on financial reporting; improved definitions, in particular the definition of liabilities; and clarifications such as management functions, prudence and measurement uncertainty in financial reporting. It will apply from 1 January 2020.

•
Modification of IAS 1 Presentation of financial statements and IAS 8 Accounting policies, changes in accounting estimates and errors which use a consistent definition of materiality throughout International Financial Reporting Standards and the Conceptual Framework for Financial Reporting, clarify when information is material and incorporate some of the guidance in IAS 1 about immaterial information. It will apply from 1 January 2020.

Lastly, at the date of formulation of these consolidated annual accounts, the following standards which effectively come into force after 31 December 2019 had not yet been adopted by the European Union:

•
Modification of IFRS 3 Business combinations - amendments are introduced. The amendments are intended to assist entities to determine whether a transaction should be accounted for as a business combination or as an asset acquisition. IFRS 3 continues to adopt a market participant’s perspective to determine whether an acquired set of activities and assets is a business.

The amendments are mainly due to: clarify the minimum requirements for a business; remove the assessment of whether market participants are capable of replacing any missing elements; add guidance to help entities assess whether an acquired process is substantive; narrow the definitions of a business and of outputs; and introduce an optional fair value concentration test. It will apply from 1 January 2020.

•	IFRS 17 Insurance contracts - new comprehensive accounting standard for insurance contracts, which includes recognition, measurement, presentation and disclosure. It will apply from 1 January 2021.

•
Classification of liabilities, amendments to IAS 1, Presentation of Financial Statements, considering non-current liabilities, those in which the entity has the possibility of deferring payment for more than 12 months from the end of the reporting period.

The Group is currently analysing the possible effects of these new standards and interpretations.
All accounting policies and measurement bases with a material effect on the consolidated financial statements for 2019 were applied in their preparation.
c) Use of critical estimates
The consolidated results and the determination of consolidated equity are sensitive to the accounting policies, measurement bases and estimates used by the directors of the Bank in preparing the consolidated financial statements. The main accounting policies and measurement bases are set forth in Note 2.
In the consolidated financial statements estimates were occasionally made by the senior management of the Bank and of the consolidated entities in order to quantify certain of the assets, liabilities, income, expenses and obligations reported herein. These estimates, which were made on the basis of the best information available, relate basically to the following:

•
The impairment losses on certain assets: it applies to financial assets at fair value through other comprehensive income, financial assets at amortised cost, non-current assets held for sale, investments, tangible assets and intangible assets (see Notes 6, 7, 10, 12, 13, 16, 17 and 18);

•	The assumptions used in the actuarial calculation of the post-employment benefit liabilities and commitments and other obligations (see Note 25);

•	The useful life of the tangible and intangible assets (see Notes 16 and 18);

•	The measurement of goodwill arising on consolidation (see Note 17);

•	The calculation of provisions and the consideration of contingent liabilities (see Note 25);

•	The fair value of certain unquoted assets and liabilities (see Notes 6, 7, 8, 9, 10, 11, 20, 21 and 22);

•	The recoverability of deferred tax assets (see Note 27); and

•	The fair value of the identifiable assets acquired and the liabilities assumed in business combinations (see Note 3).
Although these estimates were made on the basis of the best information available at 2019 year-end, and considering updated information at the date of preparation of these consolidated financial statements, future events might make it necessary to change these estimates (upwards or downwards) in coming years. Changes in accounting estimates would be applied prospectively, recognising the effects of the change in estimates in the related consolidated income statement.
d) Information relating to 2018 and 2017
In July 2014, the IASB published IFRS 9, which was adopted with the subsequent amendments by the Group on 1 January 2018. As permitted by the regulation itself, the Group has chosen not to reclassify the comparative financial statements without having reclassified under these criteria the information relating to the year ended 31 December 2017 so that it is not comparative. However, the company has included a reconciliation of balances as of 31 December 2017 under IAS 39 and the corresponding balances as of 1 January 2018 under IFRS 9 where the effect of the first application of the rule is broken down.
IFRS 9 establishes the requirements for recognition and measurement of both financial instruments and certain types of non-financial-purchase contracts. The aforementioned requirements should be applied retrospectively, adjusting the opening balance at 1 January, 2018, not requiring restatement of the comparative financial statements.
The adoption of IFRS 9 has resulted in changes in the Groups’ accounting policies for the recognition, classification and measurement of financial assets and liabilities and financial assets impairment. IFRS 9 also significantly modifies other standards related to financial instruments such as IFRS 7 "Financial instruments: disclosure”.
Additionally, IFRS 9 includes new hedge accounting requirements which have a twofold objective: to simplify current requirements, and to bring hedge accounting in line with risk management, allowing to be a greater variety of derivative financial instruments which may be considered to be hedging instruments. Furthermore, additional breakdowns are required providing useful information regarding the effect which hedge accounting has on financial statements and also on the entity’s risk management strategy. The treatment of macro-hedges is being developed as a separate project under IFRS 9. Entities have the option of continuing to apply IAS 39 with respect to accounting hedges until the project has been completed.
According to the analysis performed until now, the Group applies IAS 39 in hedge accounting.
For breakdowns of the notes, according to the regulations in force, the amendments relating to IFRS 7 have only been applied to the years 2019 and 2018. The breakdowns of comparative information period notes related to 2017, maintain the applicable breakdowns made in that period.
The following breakdowns relate to the impact of the adoption of IFRS 9 in the Group:
i. Classification and measurement of financial instruments
The following table shows a comparison between IAS 39 as of 31 December 2017 and IFRS 9 as of 1 January 2018 of the reclassified financial instruments in accordance with the new requirements of IFRS 9 regarding classification and measurement (without impairment), as well as its book value:

	IAS 39		IFRS 9
Balance	Portfolio	Book value (Million euros)	Portfolio	Book value (Million euros)
Equity instruments	Financial assets available for sale (including those that were valued at cost at December)	2,154	Non-trading financial assets mandatorily at fair value through profit or loss	1,651
			Financial assets at fair value through other comprehensive income	533
Debt instruments	Loans and receivables	1,537	Non-trading financial assets mandatorily at fair value through profit or loss	1,497
		457	Financial assets at fair value through other comprehensive income	486
	Financial assets available for sale	96	Non-trading financial assets mandatorily at fair value through profit or loss	96
		6,589	Financial assets at amortised cost	6,704
		203	Financial assets held for trading	203
	Financial assets at fair value through profit or loss	199	Non-trading financial assets mandatorily at fair value through profit or loss	199
	Investments held-to-maturity	13,491	Financial assets at amortised cost	13,491
Loans and advances	Loans and receivables	10,179	Non-trading financial assets mandatorily at fair value through profit or loss	611
			Financial assets at fair value through profit or loss	9,577
	Loans and receivables	1,069	Financial assets at fair value through other comprehensive income	1,107
	Financial assets held for trading	43
	Financial assets at fair value through profit or loss	1,152	Financial assets at amortised cost	1,102
Derivatives	Derivatives – hedging accounting (liabilities)	10	Derivatives - financial liabilities held for trading	10

ii. Reconciliation of impairment provisions from IAS 39 to IFRS 9
The following table shows a comparison between IAS 39 as of 31 December 2017 and IFRS 9 as of 1 January, 2018 of the impairment provisions of the financial instruments in accordance with the new requirements of IFRS 9:

Million euros
	IAS 39	Impairment impact	IFRS 9
	31/12/2017		01/01/2018
Financial assets at amortised cost	24,682	1,974	26,656
Loans and advances	23,952	2,002	25,954
Debt instruments	730	(28)	702
Financial assets at fair value through other comprehensive income	—	2	2
Debt instruments	—	2	2
Commitments and guarantees granted	617	197	814
Total	25,299	2,173	27,472
Additionally, there was an impairment impact on Investments in joint ventures and associates of EUR 34 million.
iii. Balance sheet reconciliation from IAS 39 to IFRS 9
The following table shows in detail the reconciliation the consolidated balance sheet under IAS 39 as of 31 December 2017 to IFRS 9 as of 1 January, 2018 distinguishing between the impacts due to classification and measurement and due to impairment once adopted IFRS 9:

	IAS 39	Naming modifications*		Classification and measurement impact		Impairment impact		IFRS 9
ASSETS (Million euros)	31/12/17							01/01/18
Cash, cash balances at central banks and other deposits on demand	110,995	—		—		—		110,995
Financial assets held for trading	125,458	—		160		—		125,618
Derivatives	57,243	—		—		—		57,243
Equity instruments	21,353	—		—		—		21,353
Debt instruments	36,351	—		203		—		36,554
Loans and advances	10,511	—		(43)		—		10,468
Non-trading financial assets mandatorily at fair value through profit or loss		933		4,054	[c]	—		4,987
Equity instruments		933		1,651		—		2,584
Debt instruments		—		1,792		—		1,792
Loans and advances		—		611		—		611
Financial assets designated at fair value through profit or loss	34,782	(933)		8,226		—		42,075
Equity instruments	933	(933)		—		—
Debt instruments	3,485	—		(199)		—		3,286
Loans and advances	30,364	—		8,425	[a]	—		38,789
Financial assets at fair value through other comprehensive income		124,229		2,126		(2)		126,353
Equity instruments		2,636		533		—		3,169
Debt instruments		121,593		486		(2)		122,077
Loans and advances		—		1,107		—		1,107
Financial assets available-for-sale	133,271	(124,229)		(9,042)		—
Equity instruments	4,790	(2,636)		(2,154)	[c]	—
Debt instruments	128,481	(121,593)		(6,888)	[b]	—
Financial assets at amortised cost		889,779	[a]	21,297		(1,982)	[d]	909,094
Debt instruments		15,557	[b]	20,195	[b]	20		35,772
Loans and advances		874,222		1,102		(2,002)		873,322
Loans and receivables	903,013	(889,779)	[a]	(13,242)		8
Debt instruments	17,543	(15,557)		(1,994)	[c]	8
Loans and advances	885,470	(874,222)		(11,248)	[a,c]	—
Investments held to maturity	13,491	—		(13,491)	[b]	—		—
Investments	6,184	—		—		(34)		6,150
Other assets**	117,111	—		6		680	[e]	117,797
TOTAL ASSETS	1,444,305	—		94		(1,330)		1,443,069

*	Due to the entry into force of Bank of Spain Circular 4/2017.

**
Includes Hedging derivatives, Changes in the fair value of hedged items in portfolio hedges of interest risk, Assets under insurance or reinsurance contracts, Tangible assets, Intangible assets, Tax assets, Other assets and Non-current assets held for sale.

a.
The amount of the item Loans and receivables at 31 December 2017 is reclassified into Financial assets at amortised cost. Nevertheless, the Group maintained a portfolio of loans and receivables for an approximate amount of EUR 8,600 million, which relate mainly to Brazil, which was designated at amortised cost; as a result of the initial implementation of IFRS 9 this portfolio has been designated as fair value and finally it has been reclassified as ‘Financial assets designated at fair value through profit or loss’.

b.
Instruments classified as Investments held to maturity at 31 December 2017 have been reclassified into Financial assets available-for-sale because of the initial implementation of IFRS 9. Additionally, after the review of the business model of cash flow portfolio in different locations, the group has identified certain groups of assets classified at 31 December 2017 as Financial assets available-for-sale, which relate mainly to Mexico, Brazil and Consumer Finance business, whose management is oriented towards the maintenance of financial instruments in a portfolio until maturity end; because of that, this asset group has been reclassified as Financial assets at amortised cost.

c.
The Group has reclassified in Non-trading financial assets mandatory at fair value through profit or loss those financial instruments which have not comply with the SPPI test (solely payments of principal and interest) classified at 31 December 2017 mainly in Loans and receivables and Financial assets available for sale, which relate mainly to the UK, Spain and Poland.

d.	It corresponds to the increase in provisions for impairment of the value of the assets included in the item Financial assets at amortised cost derived from the change in accounting policy.

e.	This corresponds with increase on provisions for the tax effect referred in section d.

	IAS 39	Naming modifications	Classification and measurement impact	Impairment impact	IFRS 9
LIABILITIES (Million euros)	31/12/2017				01/01/2018
Financial liabilities held for trading	107,624	—	10	—	107,634
Derivatives	57,892	—	10	—	57,902
Short positions	20,979	—	—	—	20,979
Deposits	28,753	—	—	—	28,753
Marketable debt securities	—	—	—	—	—
Other financial liabilities	—	—	—	—	—
Financial liabilities designated at fair value through profit or loss	59,616	—	—	—	59,616
Deposits	55,971	—	—	—	55,971
Marketable debt securities	3,056	—	—	—	3,056
Other financial liabilities	589	—	—	—	589
Financial liabilities at amortised cost	1,126,069	—	—	—	1,126,069
Deposits	883,320	—	—	—	883,320
Marketable debt securities	214,910	—	—	—	214,910
Other financial liabilities	27,839	—	—	—	27,839
Hedging derivatives	8,044	—	(10)	—	8,034
Changes in the fair value of hedged items in portfolio hedges of interest rate risk	330	—	—	—	330
Provisions	14,489	—	—	197	14,686
Contingent liabilities and commitments	617	—	—	197	814
Other provisions*	13,872	—	—	—	13,872
Other liabilities **	21,300	—	41	(3)	21,338
TOTAL LIABILITIES	1,337,472	—	41	194	1,337,707

*
Includes Pensions and other post-retirements obligations, Other long-term employee benefits, Taxes and other legal contingencies and Other provisions (including guarantees and other contingent liabilities).

**	Includes Liabilities under insurance or reinsurance contracts, Tax liabilities, Other liabilities and Liabilities associated with non-current assets held for sale.

	IAS 39	Naming modifications*	Classification and measurement impact	Impairment impact	IFRS 9
EQUITY (Million euros)	31/12/2017				01/01/2018
Shareholders’ equity	116,265	—	91	(1,401)	114,955
Capital	8,068	—	—	—	8,068
Share premium	51,053	—	—	—	51,053
Equity instruments issued other than capital	525	—	—	—	525
Other equity	216	—	—	—	216
Accumulated retained earnings	53,437	—	—	—	53,437
Revaluation reserves	—	—	—	—	—
Other reserves	(1,602)	—	91	(1,401)	(2,912)
Own shares	(22)	—	—	—	(22)
Profit attributable to shareholders of the parent	6,619	—	—	—	6,619
Interim dividends	(2,029)	—	—	—	(2,029)
Other comprehensive income	(21,776)	—	(53)	—	(21,829)
Items not reclassified to profit or loss	(4,034)	919	(152)	—	(3,267)
Actuarial gains or losses on defined benefit pension plans	(4,033)	—	—	—	(4,033)
Non-current assets held for sale	—	—	—	—	—
Share in other income and expenses recognised in investments in joint ventures and associates	(1)	5	(5)	—	(1)
Other valuation adjustments	—	—	—	—
Changes in the fair value of equity instruments measured at fair value with changes in other comprehensive income		914	(141)	—	773
Inefficacy of fair value hedges of equity instruments measured at fair value with changes in other comprehensive income		—	—	—	—
Changes in the fair value of financial liabilities at fair value through profit or loss attributable to changes in credit risk		—	(6)	—	(6)
Items that may be reclassified to profit or loss	(17,742)	(919)	99	—	(18,562)
Hedge of net investment in foreign operations (effective portion)	(4,311)	—	—	—	(4,311)
Exchange differences	(15,430)	—	—	—	(15,430)
Hedging derivatives. Cash flow hedges (effective portion)	152	—	—	—	152
Changes in the fair value of debt instruments measured at fair value with changes in other comprehensive income		1,154	99	—	1,253
Hedging instruments (items not designated)		—	—	—	—
Financial assets available for sale	2,068	(2,068)	—	—
Debt instruments	1,154	(1,154)	—	—
Equity instruments	914	(914)	—	—
Non-current assets held for sale	—	—	—	—	—
Share in other income and expenses recognised in investments in joint ventures and associates	(221)	(5)	—	—	(226)
Non controlling interests	12,344	—	15	(123)	12,236
Other comprehensive income	(1,436)	—	3	—	(1,433)
Other elements	13,780	—	12	(123)	13,669
EQUITY	106,833	—	53	(1,524)	105,362
TOTAL EQUITY AND LIABILITIES	1,444,305	—	94	(1,330)	1,443,069

*	Due to the entry into force of Bank of Spain Circular 4/2017.
Similarly, to adapt the accounting system of Spanish credit institutions to the changes related to IFRS15 and IFRS 9, on 6 December, 2017, Circular 4/2017, of 27 November, of the Bank of Spain, was published, which repeals Circular 4/2004, of 22 December, for those years beginning as of 1 January, 2018. The adoption of this Circular has modified the breakdown and presentation of certain headings in the financial statements, to adapt them to the aforementioned IFRS 9. Information corresponding to the year ended 31 December 2017 has not been restated under this Circular.
In addition, in July 2016, the IASB published IFRS 16, which was adopted by the Group in accordance with the standard on 1 January 2019. As indicated in that standard, the Group opted not to restate the comparative financial statements, and the information relating to the years ended 31 December 2018 and 2017 was not restated in accordance with those criteria, so that it is not comparative. However, Note 1.b includes a reconciliation of the balances at 31 December 2018 and the corresponding balances at 1 January 2019, detailing the effect of the first application of the standard.
In 2018, the Group changed the accounting policy for recognition of non-controlling interests in equity stake reduction transactions without loss of control. In accordance with international financial reporting standards, the goodwill associated with these transactions must be kept on balance. The non-controlling interests resulting from the equity stake reduction can be accounted for by their participation in the identifiable net assets or by attributing the goodwill associated with the participation sold. In this sense, the Group opted to account for the non-controlling interests by its participation in net assets. The application of the accounting policy change, without impact on net equity, was made on 1 January, 2018.
Additionally, the segment information corresponding to the year end 31 December 2018 and 2017 were recasted for comparative purposes, in accordance with the new organizational structure of the Group, as required by IFRS 8 (see note 52).
In order to interpret the changes in the balances with respect to 31 December 2019, it is necessary to take into consideration the exchange rate effect arising from the volume of foreign currency balances held by the Group in view of its geographic diversity (see Note 51.b) and the impact of the appreciation/depreciation of the various currencies against the euro in 2019, based on the exchange rates at the end of 2019: Mexican peso ( 5.99%), US dollar (1.92% ), Brazilian real (-1.59%) , Argentine peso (-35.89%), Sterling pound ( 5.14%), Chilean peso ( -6.04%), and Polish zloty (1.05% ); as well as the evolution of the comparable average rates: Mexican peso (5.29%), US dollar (5.41%), Brazilian real (-2.62%), Sterling pound (0.85%), Chilean peso (-3.68%) and Polish zloty (-0.85%).
e) Capital management
i. Regulatory and economic capital
The Group’s capital management is performed at regulatory and economic levels.
The aim is to secure the Group’s solvency and guarantee its economic capital adequacy and its compliance with regulatory requirements, as well as an efficient use of capital.
To this end, the regulatory and economic capital figures and their associated metrics RORWA (Return on Risk-Weighted Assets), RORAC (Return on Risk-Adjusted Capital) and value creation of each business unit- are generated, analysed and reported to the relevant governing bodies on a regular basis.
Within the framework of the internal capital adequacy assessment process (Pillar II of the Basel Capital Accord), the Group uses an economic capital measurement model with the objective of ensuring that there is sufficient capital available to support all the risks of its activity in various economic scenarios, with the solvency levels agreed upon by the Group; at the same time the Group assesses, also in the various scenarios, whether it meets the regulatory capital ratio requirements.
In order to adequately manage the Group’s capital, it is essential to estimate and analyse future needs, in anticipation of the various phases of the business cycle. Projections of regulatory and economic capital are made based on the budgetary information (balance sheet, income statement, etc.) and the macroeconomic scenarios defined by the Group’s economic research service. These estimates are used by the Group as a reference when planning the management actions (issues, securitisations, etc.) required to achieve its capital targets.
In addition, certain stress scenarios are simulated in order to assess the availability of capital in adverse situations. These scenarios are based on sharp fluctuations in macroeconomic variables (GDP, interest rates, housing prices, etc.) that mirror historical crises that could happen again or plausible but unlikely stress situations.
Following is a brief description of the regulatory capital framework to which the Group is subject.
On 26 June 2013 the Basel III legal framework was included in European law through Directive 2013/36 (CRD IV), repealing Directives 2006/48 and 2006/49, and through Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR).
The CRD IV was transposed into Spanish legislation through Law 10/2014 on the regulation, supervision and capital adequacy of credit institutions, and its subsequent implementing regulations contained in Royal Decree-Law 84/2015 and Bank of Spain Circular 2/2016, was completed the adaptation to the Spanish law.
The CRR came into force immediately, established a phase-in that has permitted a progressive adaptation to the new requirements in the European Union regarding AT1 and T2 capital instruments. These calendars have been incorporated into Spanish regulations through Bank of Spain Circular 2/2014, affecting both the new deductions and those issues and equity items that are no longer eligible as such under the new regulations.
On 27 December 2017, Regulation (EU) 2017/2395 was published, amending the CRR with regard to the transitional provisions to mitigate the impact of the introduction of IFRS 9 , which took place on 1 January, 2018. The timetable provides for a gradual implementation period of 5 years, and for the current year (2020) the applicable factor will be 0.7.
In addition, on 28 December 2017 Regulations (EU) 2017/2401 and 2017/2402 were published, incorporating the new securitisation framework. The first regulation establishes a new methodology for calculating capital requirements for securitisations and a transitional period ending on 31 December 2019, while the second regulation defines a type of STS ('simple, transparent and standardised') securitisation which, due to its characteristics of simplicity, of financing the real economy, etc., receives preferential treatment in terms of lower capital requirements.
With regard to non performing exposures (NPEs), rules have been published with the aim of implementing the "Action plan for non performing exposures in Europe", published by the European Council in July 2017. The most relevant are the following:

–	The European Central Bank (ECB)'s supervisory expectation to address the stock of NPEs through provisioning,

–
ECB Guidance on non-performing loans to credit institutions, published in March 2017: The Appendix to this Guidance, published in March 2018, sets out timetables with quantitative supervisory expectations for provisioning of this type of exposure. Applicable to exposures that originate prior to 26 April 2019 and that have become NPE on or after 1 April 2018. A default could result in a higher charge for Pillar 2.

–
Amendment of the CRR by Regulation (EU) 2019/630 regarding the minimum coverage of losses derived from doubtful exposures (prudential backstop), published in April 2019: this Regulation (EU) includes timetables of quantitative requirements for minimum provisioning of NPE's. It applies to NPE's originated after 26 April 2019 and failure to comply would result in a deduction from the institutions' CET 1.

On 20 May 2019, the new regulatory package was approved through Regulation (EU) 2019/876 (hereinafter CRR II) and Directive (EU) 2019/878 (hereinafter CRD V).
As a general rule, CRR II will come into force on 28 June 2021, with some exceptions that will come into force during a period of time that began on 1 January 2019 and will end on 28 June 2023.
Among these exceptions, the entry into force on 27 June 2019 of the main changes regarding equity, capital deductions, standard and IRB credit risk and authorisations is highlighted.
On 27 June CRD V entered into force but is not yet applicable as Member States have until 28 December 2020 to transpose it into national law. The CRD V includes significant changes such as the Pillar 2G regulation ('guidance').
In the regulatory package published in June 2019, the TLAC Term Sheet set at international level by the FSB (Financial Stability Board) has been incorporated into CRR II as a Pillar I of minimum equity and computable liability requirements for GSIBs.
This package of modifications also includes the modification of the Resolution Directive (BRRD), replacing it with BRRD II, which establishes MREL requirements with Pillar 2 for all resolution entities, whether systemic or not, in which the resolution authority will decide on the requirements on a case-by-case basis. For G-SIBs, CRR II introduces the minimum requirement established in the TLAC term sheet (16% / 18%), which must be made up of subordinated liabilities, with the exception of a percentage of senior debt (2.5% / 3.5%). For large banks (defined as those whose total assets exceed EUR 100 billion) or those which, without being large, the resolution authority considers may be systemic, BRRD II establishes a minimum subordination requirement of 13.5% of risk-weighted assets, or 5% of the leverage ratio exposure, whichever is higher. For the remaining entities the subordination requirement will be determined on a case-by-case basis by the resolution authority.
At 31 December 2019 the Group met the minimum capital requirements established by current legislation (see Note 54).
ii. Plan for the roll-out of advanced approaches and authorisation from the supervisory authorities
The Group continues adopting, over the next few years, the advanced internal ratings-based (AIRB) approach under Basel II for substantially all its banks, until the percentage of exposure of the loan portfolio covered by this approach exceeds 90%. The commitment assumed before the supervisor still implies the adoption of advanced models within the ten key markets where Santander Group operates.
Accordingly, the Group continued in 2019 with the project for the progressive implementation of the technology platforms and methodological improvements required for the roll-out of the AIRB approach for regulatory capital calculation purposes at the various Group units.
The Group has obtained authorisation from the supervisory authorities to use the AIRB approach for the calculation of regulatory capital requirements for credit risk for the Parent and the main subsidiaries in Spain, the United Kingdom and Portugal, as well as for certain portfolios in Germany, Mexico, Brazil, Chile, the Nordic countries (Norway, Sweden and Finland), France and the United States.
During 2018, approval was obtained for the sovereign portfolios, Institutions (FIRB method) and specialised financing (Slotting) in Chile, mortgages and most revolving portfolio of Santander Consumer Germany as well as the portfolios of dealers of PSA France and PSA UK (FIRB method).
As regards the other risks explicitly addressed under Basel Pillar I, the Group is authorised to use its internal model for market risk for its treasury trading activities in the UK, Spain, Chile, Portugal and Mexico.
For the purpose of calculating regulatory capital for operational risk, the Group uses the standardised approach provided for the CRR. On 2018 the European Central Bank authorised the use of the Alternative Standardised Approach to calculate the capital requirements at consolidated level in Banco Santander México, S.A., Institución de Banca Múltiple, Grupo Financiero Santander México, in addition to the approval obtained in 2016 in Brazil.
f) Environmental impact
In view of the business activities carried on by the Group entities, the Group does not have any environmental liability, expenses, assets, provisions or contingencies that might be material with respect to its consolidated equity, financial position or results. Therefore, no specific disclosures relating to environmental issues are included in these consolidated financial statements.
g) Events after the reporting period
On 9 January, the Group announced that it had placed contingently convertible preference shares ("PPCC") into newly issued ordinary shares of the Bank, excluding pre-emptive rights of its shareholders, for a nominal value of EUR 1,500,000,000.
The placement was carried out at par and the remuneration of the shares, whose payment is subject to certain conditions and is also discretionary, was set at 4.375% on an annual basis for the first six years, being reviewed every five years thereafter by applying a margin of 453.4 basis points over the five-year Mid-Swap Rate.
On the same date, the Group announced its irrevocable decision to proceed with the voluntary early redemption of the PPCC issue for a nominal amount of EUR 1,500,000,000 made at 12 March 2014.
On 29 January, 2020 the Group announced that the Bank´s board of directors, agreed to propose to the next shareholder Bank annual general meeting, that the second payment of the remuneration from 2019 profit be made for a total of EUR 0.13 per share by means of :

•	The payment in cash of a final dividend of 0.10 euros per share and

•	A scrip dividend (in the form of the Santander Dividendo Elección programme) which will allow shareholders to receive it in cash, for those who choose this option, EUR 0.03 per share.
h) Other information
United Kingdom Referendum
On 31 January 2020 the United Kingdom ceased to be a member of the European Union . The UK and the European Union agreed withdrawal terms which establish a transition period until 31 December 2020. During the transition period (i) the United Kingdom will be treated as if it were still a member of the European Union for trading purposes, (ii) European Union legislation will continue to apply in the United Kingdom and (iii) negotiations on a trade agreement will be conducted, as well as on the extent of legislative and regulatory convergence and regulatory cooperation. The European Union will also carry out regulatory equivalence assessments for financial services. Such assessments, even if positive, do not guarantee that equivalence will be granted. Although the withdrawal agreement foresees the possibility to extend the transition period for two more years after the 31 January 2020, this is not automatic and the United Kingdom has enshrined the 31 December 2020 date in local legislation passing the withdrawal agreement as the end of the transition period, signalling a current desire not to extend it.
Uncertainty remains around the terms of the United Kingdom´s relationship with the European Union at the end of the transition period. If the transition period were to end without a comprehensive trade agreement, the United Kingdom’s and Europe´s economic growth may be negatively impacted. At the end of the transition period, even if a trade agreement is entered into force and/or if equivalence is granted to certain areas of the United Kingdom’s financial services, contingency measures may still be necessary in certain economic or financial matters to avoid uncertainty and adverse economic effects and there will be some changes in the products and services that Santander United Kingdom can continue to offer into the European Economic Area (EEA) and to EEA residents or EEA incorporated entities. Where possible, Santander UK would look to service such EEA customers from Banco Santander S.A. instead.
While the longer term effects of the United Kingdom’s anticipated withdrawal from the European Union are difficult to predict, there is ongoing political and economic uncertainty, which is likely to continue in the medium term depending on its result, and could have adverse effect on the operations, financial situation and prospects of Santander UK, especially in the Retail and Commercial banking segments. We have identified a number of risks to Santander as a consequence of this uncertainty and the result of the withdrawal process, including the following:
Increased market volatility could have a negative impact on the Group´s cost of or access to funding, especially in an environment in which credit ratings are impacted, it could affect interest and currency exchange rates and the value of assets in our banking book or of securities held by the Group for liquidity purposes.
The Group in the UK is subject to significant regulation and supervision by the European Union. Although legislation has now been passed transferring the European Union regulations into United Kingdom law, there remains significant uncertainty as to the legal and regulatory environment in which the Group´s UK subsidiaries will operate when the transition period ends, and the basis on which cross-border financial business will take place after that date.
Furthermore, at the operational level, the Group's UK subsidiaries and other financial institutions may no longer be able to rely on the European cross-border framework for financial services and it is not clear what the alternative regime will be after Brexit. This uncertainty and the actions taken as a result of it, as well as the new or amended rules, could have significant adverse impacts on the Group's operations, profitability and business.
An adverse effect on the UK economy could have a negative impact on the Group's customers in that country. However, given the current uncertainty, the Group has continued to focus on perfecting the Brexit contingency plans.
The materialisation of one or more of the above risks would have a material adverse effect on the Group's operations, financial situation and prospects.
The Group considered these circumstances in the review of the goodwill assigned to Santander UK, which was impaired in 2019 (see note 17).